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ExxonMobil

DEVELOPING OUR ENERGY FUTURE

Dr. Prasanna V. Joshi
Managing Director – Corporate Strategic Research
ExxonMobil Research and Engineering Company

EM – COMEXI Discussion

OUTLINE • The Dual Challenge and the Path to 2° C • Lower Carbon Emission Solutions • Advanced Biofuels • Carbon Capture and Storage (CCS) • Key TakeawaysOUTLINE • The Dual Challenge and the Path to 2° C • Lower Carbon Emission Solutions • Advanced Biofuels • Carbon Capture and Storage (CCS) • Key Takeaways

IMPROVING LIVING STANDARDS DRIVES ENERGY DEMAND Global middle class nearly doubles U.N. 2017 Human Development Index UN 2017 Human Development Index Billion people Africa/Middle East YEMEN BANGLADESH INDIA MEXICO SPAIN UNITED STATES ICELAND Asia Pacific THE SIZE OF THE CIRCLES DEPICT Latin America RELATIVE SIZE OF POPULATION Europe CHINA North America 2015 Energy Demand per Capita (1000 BTU/person/day) 10 100 1000 Source U.N. Human Development Reports 2018, World Bank DataBank 2019, EM analyses, updated 9/11/2019 Source: The Brookings Institution - Global Economy & Development 2017IMPROVING LIVING STANDARDS DRIVES ENERGY DEMAND Global middle class nearly doubles U.N. 2017 Human Development Index UN 2017 Human Development Index Billion people Africa/Middle East YEMEN BANGLADESH INDIA MEXICO SPAIN UNITED STATES ICELAND Asia Pacific THE SIZE OF THE CIRCLES DEPICT Latin America RELATIVE SIZE OF POPULATION Europe CHINA North America 2015 Energy Demand per Capita (1000 BTU/person/day) 10 100 1000 Source U.N. Human Development Reports 2018, World Bank DataBank 2019, EM analyses, updated 9/11/2019 Source: The Brookings Institution - Global Economy & Development 2017

CO2 EMISSIONS SPLIT ACROSS ENERGY DEMAND GROWS IN NON-OECD TRANSPORTATION, INDUSTRY, AND POWER COUNTRIES World energy demand by country All sectors contributing to restrain CO emissions growth 2 Quadrillion BTUs Global energy-related CO emissions - billion tonnes 2 Residential/Commercial Rest of Non OECD Americas Africa/Mid-East Transportation Other AP India Industrial China Other OECD Electricity generation Europe United States ExxonMobil Energy Outlook 2019 ExxonMobil Energy Outlook 2019CO2 EMISSIONS SPLIT ACROSS ENERGY DEMAND GROWS IN NON-OECD TRANSPORTATION, INDUSTRY, AND POWER COUNTRIES World energy demand by country All sectors contributing to restrain CO emissions growth 2 Quadrillion BTUs Global energy-related CO emissions - billion tonnes 2 Residential/Commercial Rest of Non OECD Americas Africa/Mid-East Transportation Other AP India Industrial China Other OECD Electricity generation Europe United States ExxonMobil Energy Outlook 2019 ExxonMobil Energy Outlook 2019

ENERGY SYSTEMS MUST CHANGE TO MEET PARIS AGREEMENT CLIMATE GOALS



KBTU OF ENERGY USED
PER DOLLAR OF GLOBAL GDP
12
10
8
6
4
2
0
2018 Outlook for Energy performance pathway
1980
2015
2040
2040 hypothetical 2° C performance levels*
ENERGY EFFICIENCY
DECARBONIZATION
0
20
40
60
80
TONNE CO_2 PER BILLION BTU OF GLOBAL ENERGY



IMPROVED RESOURCE CAPTURE
BIOFUELS
HYDROGEN
PROCESS INTENSIFICATION
CARBON CAPTURE
NOVEL PRODUCTS

* Based on average Stanford EMF27 full technology / 450ppm scenarios' CO_2 emissions (~20 billion tonnes including energy and industrial processes), ExxonMobil GDP assumptions consistent with 2018 Outlook

PROGRESSING SOLUTIONS PROACTIVELY DEVELOPING AND MITIGATING EMISSIONS PROVIDING PRODUCTS TO DEPLOYING SCALABLE ENGAGING ON IN COMPANY HELP CUSTOMERS REDUCE TECHNOLOGY SOLUTIONS CLIMATE-RELATED OPERATIONS THEIR EMISSIONS POLICYPROGRESSING SOLUTIONS PROACTIVELY DEVELOPING AND MITIGATING EMISSIONS PROVIDING PRODUCTS TO DEPLOYING SCALABLE ENGAGING ON IN COMPANY HELP CUSTOMERS REDUCE TECHNOLOGY SOLUTIONS CLIMATE-RELATED OPERATIONS THEIR EMISSIONS POLICY

LOWER EMISSION TRANSPORTATION WITH ADVANCED BIOFUELS TODAY’S APPROACH OUR RESEARCH Large scale, global solutions, Small scale, competes non-competitive with food, water with food and water GENETICS NATURE TECHNICAL SCALE UP BREAKTHROUGH ALGAE CELLULOSIC BIOFUEL SUGARSLOWER EMISSION TRANSPORTATION WITH ADVANCED BIOFUELS TODAY’S APPROACH OUR RESEARCH Large scale, global solutions, Small scale, competes non-competitive with food, water with food and water GENETICS NATURE TECHNICAL SCALE UP BREAKTHROUGH ALGAE CELLULOSIC BIOFUEL SUGARS

ADVANCED BIOFUELS TECHNOLOGY We are pursuing biofuels that could be: ̶ Grown on land and/or water unsuitable for food production ̶ Most productive with large volumes of biofuels per acre ̶ Compatible with diesel engines Corn ̶ Scaled up economically to compete with traditional sources ̶ Produce lower greenhouse gas emissions Algae A&M Houston Algae target lab Area to replace 10% of US transportation fuel greenhouse pondsADVANCED BIOFUELS TECHNOLOGY We are pursuing biofuels that could be: ̶ Grown on land and/or water unsuitable for food production ̶ Most productive with large volumes of biofuels per acre ̶ Compatible with diesel engines Corn ̶ Scaled up economically to compete with traditional sources ̶ Produce lower greenhouse gas emissions Algae A&M Houston Algae target lab Area to replace 10% of US transportation fuel greenhouse ponds

CARBON CAPTURE UTILIZATION AND STORAGE TODAY’S APPROACH OUR RESEARCH Pursuing lower energy intensive or Power consuming, complex power generating technologies DIRECT AIR POINT SOURCE CAPTURE INDUSTRIAL POWER SEQUESTER UNDERGROUND REUSABLE PRODUCTSCARBON CAPTURE UTILIZATION AND STORAGE TODAY’S APPROACH OUR RESEARCH Pursuing lower energy intensive or Power consuming, complex power generating technologies DIRECT AIR POINT SOURCE CAPTURE INDUSTRIAL POWER SEQUESTER UNDERGROUND REUSABLE PRODUCTS

CARBON CAPTURE UTILIZATION AND STORAGE R&D APPROACHES ARE VARIED

Focus areas are improving efficiency and reducing costs



Source
Material
Contactor
Process
CO_2 Disposition
exhaust
focused on concentration
<30% CO_2
Liquid
Solid
Fuel Cell
Tower / Rotary Bed
Packed Bed
Fuel Cell Stack
Steam Stripping
Pressure / Temp Swing
Electro-chemistry
Sequester underground
Sequester as a solid
Fuels Chemicals
Convert into product

KEY TAKEAWAYS Commercially viable technology advances are required to achieve the Paris Agreement objectives Sustained investment in R&D plays an important role in positioning ExxonMobil to develop breakthrough solutions Collaborations and partnerships are key to progressing lower carbon emission technology solutionsKEY TAKEAWAYS Commercially viable technology advances are required to achieve the Paris Agreement objectives Sustained investment in R&D plays an important role in positioning ExxonMobil to develop breakthrough solutions Collaborations and partnerships are key to progressing lower carbon emission technology solutions

Important Additional Information Regarding Proxy Solicitation

Exxon Mobil Corporation (“ExxonMobil”) has filed a definitive proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders can also obtain, without charge, a copy of the Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.